                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                          DATE OF REPORT: MAY 15, 2003

                             BIO-LOGIC SYSTEMS, INC.

               (Exact name of registrant as specified in charter)

         Delaware                      0-12240                      36-3025678
         --------                      -------                      ----------
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
     of incorporation)

One Bio-logic Plaza
Mundelein, IL                                                   60060
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (847) 949-5200

ITEM 9. Regulation FD Disclosure--This information is being provided under
        Item 12

     The registrant hereby incorporates by reference the press release dated May 15, 2003 attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          99.1 Press Release - Bio-Logic Systems Reports Solid Performance In Fiscal 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIO-LOGIC SYSTEMS, INC.

                                         By: /s/ Michael J. Hanley
                                             ---------------------------------
                                         Name:  Michael J. Hanley
                                         Title: Acting Chief Financial Officer

Dated: May 16, 2003

                                        3